June 9, 2009

DREYFUS OPPORTUNITY FUNDS - DREYFUS ENTERPRISE FUND

Supplement to Prospectus dated February 1, 2009 As revised, March 26, 2009

The Board of Trustees of Dreyfus Opportunity Funds has approved the liquidation of Dreyfus Enterprise Fund (the "Fund"), effective on or about August 12, 2009 (the "Liquidation Date").

In addition, effective on or about June 22, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

0534S0609